EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-KSB of Teknik Digital Arts, Inc. (the “Company”) for the year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John D. Ward, Chairmand and Chief Executive Officer of the Company, and Keith B. Dimond, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ John R. Ward

John R. Ward
Chairman and Chief Executive Officer December 29, 2005

By:	/s/ Keith B. Dimond

Keith B. Dimond
Chief Financial Officer December 29, 2005